Exhibit 20.1

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      July 31, 1997
                                               ------------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $   4,769,010.29
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $   4,769,010.29
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 950,000,000.00
                                                              ----------------


          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of August, 1997.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: /s/ Jay Stevelman
                                             _________________________________
                                             Name:  Jay Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is      July 31, 1997.
                                               ------------------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $   1,498,253.25
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $   1,498,253.25
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class A Invested Amount as of the Record Date/
       Class A Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 300,000,000.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of August, 1997.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: /s/ Jay Stevelman
                                             _________________________________
                                             Name:  Jay Stevelman
                                             Title:

                                                       Exhibit 20.2

                             Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1992-2 Supplement, dated as of August 3, 1992 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is    July 31, 1997.
                                               __________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     164,903.00
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     164,903.00
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  29,100,529.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of August, 1997.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: /s/ Jay Stevelman
                                             ----------------------------
                                              Name:    Jay Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1993-1 Supplement, dated as of September 9, 1993 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is   July 31, 1997.
                                               ________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     160,052.91
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     160,052.91
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  34,920,635.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of August, 1997.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: /s/ Jay Stevelman
                                             ------------------------------
                                              Name:    Jay Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-1 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is    July 31, 1997.
                                               __________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     106,944.44
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     106,944.44
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of August, 1997.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: /s/ Jay Stevelman
                                             ------------------------------
                                              Name:    Jay Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is   July 31, 1997.
                                              ___________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     112,764.55
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     112,764.55
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0

5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of August, 1997.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: /s/ Jay Stevelman
                                             ------------------------------
                                              Name:    Jay Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is    July 31, 1997.
                                              ____________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     115,674.60
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     115,674.60
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of August, 1997.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: /s/ Jay Stevelman
                                             -----------------------------
                                              Name:    Jay Stevelman
                                             Title:

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is   July 31, 1997.
                                              ____________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     468,581.08
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     468,581.08
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  77,027,027.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of August, 1997.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: /s/ Jay Stevelman
                                             -----------------------------
                                              Name:    Jay Stevelman
                                             Title:

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates



          The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is    July 31, 1997.
                                              ____________________________

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     143,918.92
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     143,918.92
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class B Invested Amount as of the Record Date/
       Class B Initial Invested Amount (determined after
       taking into account any increase or decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  24,324,324.00
                                                              ----------------





          Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

          IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of August, 1997.




                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.
                                          as Servicer






                                          By: /s/ Jay Stevelman
                                             -----------------------------
                                              Name:    Jay Stevelman
                                             Title:

                                                           Exhibit 20.3

                             Amendment No. 2
                     to Receivable Purchase Agreement


     AMENDMENT NO. 2, dated as of August 7, 1997 (the "Effective Date"), to the RECEIVABLE PURCHASE AGREEMENT, dated as of June 30, 1992 (as amended and otherwise supplemented prior to the Effective Date, the "Receivable Purchase Agreement"), between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a corporation organized and existing under the laws of the State of New York, as the Seller of the Receivables (the "Seller"), and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as the Purchaser of the Receivables ("RFC").

     Each capitalized term that is used, but not defined, herein shall have the meaning specified in the Receivable Purchase
Agreement.

     WHEREAS, pursuant to Section 3.08 of the Pooling and Servicing Agreement, the Servicer may from time to time, at the request of RFC, and pursuant to the written instructions of RFC, adjust downward the amount of Receivables in Adjusted Accounts (as such term is defined below) without receiving any Collections therefor;

     WHEREAS, the Seller and RFC wish to amend the Receivable Purchase Agreement (in the manner set forth below) so that the Purchase Price payable by RFC to the Seller pursuant to the Receivable Purchase Agreement shall not be subject to a Credit Adjustment as a result of such adjustment downward of the amount of any Receivables in Adjusted Accounts;

     WHEREAS, pursuant to Section 21(a) of the Receivable Purchase Agreement, such amendment may be effected without the consent of any of the Investor Certificateholders;

     NOW, THEREFORE, pursuant to Section 21(a) of the Receivable
Purchase Agreement, the Seller and RFC hereby agree as follows:

     1. New Defined Terms. Paragraph C (entitled "Definitions") appearing on page 1 of the Receivable Purchase Agreement is hereby amended by inserting the following text immediately after the first and only sentence thereof:

In addition, whenever used herein, the following capitalized terms shall have the meanings set forth below:

     (a) "Adjusted Accounts Report" shall mean the report of RFC, substantially in the form of Exhibit E attached hereto, to be dated on or before the Determination Date with respect to the prior Due Period, pursuant to which RFC shall report or cause to be reported
(i) the account numbers and Receivable balance of the Adjusted Accounts on the date (the "Adjustment Date") the Adjusted Account was adjusted to zero without receiving any Collections therefor with respect to Cycle 9 for the second preceding Due Period and Cycles 1 through 8 for the immediately preceding Due Period and
(ii) the Adjustment Date.

     (b) "Adjusted Account" shall mean any Account the Receivables of which have been adjusted to zero pursuant to Section 3.08 of the Pooling and Servicing Agreement, but for reasons unrelated to rebates, refunds, unauthorized charges, or billing errors to obligors, or because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, in each case identified by account number, Receivable balance and Adjustment Date, and reflected in the books and records of the Servicer.

     2.   Amendment of Section 5 of the Receivable Purchase
Agreement.  As of the Effective Date, Section 5 of the Receivable
Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Section 5. Adjustments to Purchase Price. Subject to the exception described in the next sentence, (a) the Purchase Price shall be adjusted (a "Credit Adjustment") with respect to any Receivable adjusted as provided in subsection 3.08(a) of the Pooling and Servicing Agreement, and (b) to the extent that RFC is required thereunder to pay any amount to the Servicer for deposit into the Collection Account, the Seller shall pay to RFC the amount required to be paid to the Servicer thereunder. Notwithstanding any of the foregoing, (a) a Credit Adjustment shall not be made with respect to the adjustment to zero of any Receivables in a Adjusted Account pursuant to subsection 3.08(a) of the Pooling and Servicing Agreement, and (b) notwithstanding any adjustment to zero described in clause (a) of this sentence, the Purchase Price shall remain unaffected and the Seller shall not be obligated, under this
Section 5 or any other provision of this Agreement or the Pooling and Servicing Agreement, to pay or otherwise credit any amount to RFC, the Servicer or the Trust in connection with such adjustment. RFC shall provide, or cause to be provided to the Trustee, on or before each Determination Date, an Adjusted Accounts Report for the immediately preceding Due Period.

     3. New Exhibit E. As of the Effective Date, Exhibit E attached hereto shall be added to the exhibit section of, and shall be deemed to constitute Exhibit E to, the Receivable Purchase
Agreement.

     4. Conditions Precedent. As contemplated by Section 21(a) of the Receivable Purchase Agreement, the effectiveness of this Amendment as of the Effective Date shall be subject to the satisfaction of the following conditions precedent:

     (a) the Servicer shall have provided to the Trustee an Officer's Certificate to the effect that the amendments to the Receivable Purchase Agreement and the transactions contemplated hereby will not materially and adversely affect any of the Investor Certificateholders;

     (b)  each Rating Agency rating any of the Investor
Certificates shall have confirmed that the execution and delivery of this Amendment by the parties hereto and the transactions contemplated hereby will not result in the reduction or withdrawal of its rating of any of the Investor Certificates; and

     (c) Orrick, Herrington & Sutcliffe LLP, counsel to the Seller and RFC, shall have delivered to the Trustee an opinion (which shall be satisfactory to the Trustee) to the effect that the execution and delivery of this Amendment by the parties hereto will not cause the Trust to be characterized for U.S. federal income tax purposes as an association taxable as a corporation or adversely affect the treatment of any of the Investor Certificates as debt for U.S. federal income tax purposes.

     5. No Further Amendments. Except as expressly amended hereby, the Receivable Purchase Agreement shall remain unmodified and in full force and effect.

     6.   GOVERNING LAW.  THIS AMENDMENT AND THE RECEIVABLE
PURCHASE AGREEMENT, AS AMENDED HEREBY, SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO ITS CONFLICT-OF-LAWS PROVISIONS; AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL
BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     7. Counterparts. This Amendment may be executed in counterparts, all of which, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective, duly authorized officers.


                         AMERICAN EXPRESS TRAVEL
                         RELATED SERVICES COMPANY, INC.,
                         as Seller of the Receivables
                         and as Servicer

                         By:  /s/ Jay B. Stevelman
                              --------------------
                         Name:  Jay B. Stevelman
                         Title: Treasurer


                         AMERICAN EXPRESS RECEIVABLES
                         FINANCING CORPORATION,
                         as Purchaser of the Receivables

                         By:  /s/ Leslie R. Scharfstein
                             ---------------------------
                         Name:  Leslie R. Scharfstein
                         Title: Vice President


                         ACKNOWLEDGED AND ACCEPTED BY:

                         THE BANK OF NEW YORK,
                         as the Trustee

                         By:  /s/ Reyne A. Macadaeg
                              ---------------------
                         Name: Reyne A. Macadaeg
                         Tile: Assistant Vice President


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                             Exhibit E

                     Adjusted Accounts Report


[Date]


          We refer to (i) the Master Pooling and Servicing Agreement dated as of June 30, 1992, as amended and supplemented (the "Pooling Agreement"), among American Express Receivables Financing Corporation ("RFC"), as Transferor, American Express Travel Related Services Company, Inc. ("TRS"), as Servicer; and The Bank of New York, as Trustee, related to the American Express Master Trust, and (ii) the Receivable Purchase Agreement dated as of June 30, 1992, as amended and supplemented (the "RPA"), between RFC, as Buyer, and TRS, as Seller. Each capitalized term used but not defined herein or in the RPA shall have the meaning specified in the Pooling Agreement.

          As contemplated by Section 5 of the RPA, we have enclosed herewith a [list][microfiche] identifying certain Accounts (hereinafter "Adjusted Accounts") by (i) account number and outstanding Receivables balance as of the Adjustment Date and (ii) the Adjustment Date. Such Accounts have been adjusted to zero on the books and records of the Servicer pursuant to Section 3.08(a) of the Pooling Agreement for reasons unrelated to rebates, refunds, unauthorized charges, or billing errors to Obligors, or because such Receivable was created in respect of merchandise which was refused or returned by an Obligor.


                         AMERICAN EXPRESS RECEIVABLES
                         FINANCING CORPORATION, the Transferor

                         By:________________________________
                               Name:
                               Title:
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